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                                                                   EXHIBIT 10.21

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                           WAIVER AND THIRD AMENDMENT
                               TO CREDIT AGREEMENT


                                     BETWEEN


                           CONTANGO OIL & GAS COMPANY


                                       AND


                               GUARANTY BANK, FSB
                                    AS LENDER

                         Effective as of April 26, 2002


                          -----------------------------

             REDUCING REVOLVING LINE OF CREDIT OF UP TO $50,000,000

                          -----------------------------



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                                TABLE OF CONTENTS

                                                                PAGE
                                                                ----
ARTICLE I   DEFINITIONS ...................................... 1
 1.01       Terms Defined Above .............................. 1
 1.02       Terms Defined in Agreement ....................... 1
 1.03       References ....................................... 1
 1.04       Articles and Sections ............................ 1
 1.05       Number and Gender ................................ 1
ARTICLE II  WAIVERS .......................................... 2
 2.01       Waivers .......................................... 2
 2.02       Limitation on Waivers ............................ 2
ARTICLE III AMENDMENTS ....................................... 2
 3.01       Amendment of Section 1.2 ......................... 2
 3.02       Amendment of Section 2.6(a) ...................... 2
 3.03       Amendment of Section 6.8 ......................... 2
 3.04       Amendment of Section 6.12 ........................ 2
 3.05       Deletion of Section 6.15 ......................... 3
 3.06       Amendment of Exhibit III ......................... 3
ARTICLE IV  CONDITIONS ....................................... 3
 4.01       Receipt of Documents ............................. 3
 4.02       Accuracy of Representations and Warranties ....... 3
 4.03       Matters Satisfactory to Lender ................... 3
ARTICLE V   REPRESENTATIONS AND WARRANTIES ................... 3
ARTICLE VI  RATIFICATION ..................................... 3
ARTICLE VII MISCELLANEOUS .................................... 3
 7.01       Scope of Amendment ............................... 3
 7.02       Agreement as Amended ............................. 4
 7.03       Parties in Interest .............................. 4
 7.04       Rights of Third Parties .......................... 4
 7.05       ENTIRE AGREEMENT ................................. 4
 7.06       GOVERNING LAW .................................... 4
 7.07       JURISDICTION AND VENUE ........................... 4

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                 WAIVER AND THIRD AMENDMENT TO CREDIT AGREEMENT

     This WAIVER AND THIRD AMENDMENT TO CREDIT AGREEMENT (this "Third Amendment") is made and entered into effective as of April 26, 2002, between CONTANGO OIL & GAS COMPANY, a Delaware corporation, (the "Borrower"), and GUARANTY BANK, FSB, a federal savings bank (the "Lender").

                               W I T N E S S E T H

     WHEREAS, the above named parties did execute and exchange counterparts of that certain Credit Agreement dated June 29, 2001, as further amended by First Amendment to Credit Agreement dated January 8, 2002, and as further amended by Second Amendment to Credit Agreement dated February 13, 2002 (the "Agreement"), to which reference is here made for all purposes;

     WHEREAS, the parties subject to and bound by the Agreement are desirous of amending the Agreement in the particulars hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties to the Agreement, as set forth therein, and the mutual covenants and agreements of the parties hereto, as set forth in this Third Amendment, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     1.01 Terms Defined Above. As used herein, each of the terms "Agreement," "Borrower," "Lender," and "Third Amendment" shall have the meaning assigned to such term hereinabove.

     1.02 Terms Defined in Agreement. As used herein, each term defined in the Agreement shall have the meaning assigned thereto in the Agreement, unless expressly provided herein to the contrary.

     1.03 References. References in this Third Amendment to Article or Section numbers shall be to Articles and Sections of this Third Amendment, unless expressly stated herein to the contrary. References in this Third Amendment to "hereby," "herein," hereinafter," hereinabove," "hereinbelow," "hereof," and "hereunder" shall be to this Third Amendment in its entirety and not only to the particular Article or Section in which such reference appears.

     1.04 Articles and Sections. This Third Amendment, for convenience only, has been divided into Articles and Sections and it is understood that the rights, powers, privileges, duties, and other legal relations of the parties hereto shall be determined from this Third Amendment as an entirety and without regard to such division into Articles and Sections and without regard to headings prefixed to such Articles and Sections.

     1.05 Number and Gender. Whenever the context requires, reference herein made to the single number shall be understood to include the plural and likewise the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine, and

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neuter, when such construction is appropriate, and specific enumeration shall not exclude the general, but shall be construed as cumulative. Definitions of terms defined in the singular and plural shall be equally applicable to the plural or singular, as the case may be.

                                   ARTICLE II
                                     WAIVERS

     2.01 Waivers. The Lenders hereby waive any Default or Event of Default arising under the Agreement or any other Loan Document solely as a result of violations of Sections 6.12, 6.13, and 6.15 for the quarter ending March 31, 2002.

     2.02  Limitation on Waivers. The scope of the waivers set forth in Section
2.1 are expressly limited to their terms and do not extend to any other or future breaches, Defaults, violations or Events of Default under the Agreement or any other Loan Document.

                                   ARTICLE III
                                   AMENDMENTS

     The Borrower and the Lender hereby amend the Agreement in the following particulars:

     3.01 Amendment of Section 1.2. Section 1.2 of the Agreement is amended to read as follows:

     The following definition shall be amending as follows:

     "Debt Service" shall mean an amount equal to the actual interest payments for the quarter, plus 8.3% of the outstanding balance of this facility at the end of the quarter.

     3.02 Amendment of Section 2.6(a). Section 2.6(a) of the Agreement is amended to read as follows:

     "2.6 Borrowing Base Determinations. (a) The Borrowing Base as of April 1, 2002, is acknowledged by the Borrower and the Lender to be $22,000,000. Commencing on May 1, 2002, and continuing thereafter on the first day of each calendar month through the next Borrowing Base review, the amount of the Borrowing Base shall be reduced by $475,000."

     3.03 Amendment of Section 6.8. Section 6.8 of the Agreement is hereby amended to add as a last sentence the following:

     "6.8  Dividends and Distributions. ... Notwithstanding the above, the
     Borrower may issue convertible preferred stock in an amount of $15,000,000 to $20,000,000 in June of 2002 that will carry a coupon rate between 7% to 9% annually and pay dividends quarterly."

     3.04 Amendment of Section 6.12. Section 6.12 of the Agreement is hereby amended to read as follows:

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     "6.12 Current Ratio. Permit, as of the close of any fiscal quarter, the ratio of Current Assets to Current Liabilities to be less than 1.25 to 1.00."

     3.05 Deletion of Section 6.15. Section 6.15 is hereby deleted from the Agreement.

     3.06 Amendment of Exhibit III. Exhibit III, i.e. the "Form of Compliance Certificate" shall be as set forth on Exhibit III to this Third Amendment.

                                   ARTICLE IV
                                   CONDITIONS

     The obligation of the Lender to amend the Agreement as provided herein is subject to the fulfillment of the following conditions precedent:

     4.01 Receipt of Documents. The Lender shall have received, reviewed, and approved the following documents and other items, appropriately executed when necessary and in form and substance satisfactory to the Lender:

     (a) multiple counterparts of this Third Amendment, as requested by the Lender; and

     (b) such other agreements, documents, items, instruments, opinions, certificates, waivers, consents, and evidence as the Lender may reasonably request.

     4.02 Accuracy of Representations and Warranties. The representations and warranties contained in Article IV of the Agreement and this Third Amendment shall be true and correct.

     4.03 Matters Satisfactory to Lender. All matters incident to the consummation of the transactions contemplated hereby shall be satisfactory to the Lender.

                                    ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

     The Borrower hereby expressly re-makes, in favor of the Lender, all of the representations and warranties set forth in Article IV of the Agreement, and represents and warrants that all such representations and warranties remain true and unbreached.

                                   ARTICLE VI
                                  RATIFICATION

     Each of the parties hereto does hereby adopt, ratify, and confirm the Agreement and the other Loan Documents, in all things in accordance with the terms and provisions thereof, as amended by this Third Amendment.

                                   ARTICLE VII
                                  MISCELLANEOUS

     7.01 Scope of Amendment. The scope of this Third Amendment is expressly limited to the matters addressed herein and this Third Amendment shall not operate as a waiver of any past,

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present, or future breach, Default, or Event of Default under the Agreement.
except to the extent, if any, that any such breach, Default, or Event of Default is remedied by the effect of this Third Amendment.

     7.02 Agreement as Amended. All references to the Agreement in any document heretofore or hereafter executed in connection with the transactions contemplated in the Agreement shall be deemed to refer to the Agreement as amended by this Third Amendment.

     7.03 Parties in Interest. All provisions of this Third Amendment shall be binding upon and shall inure to the benefit of the Borrower, the Lender and their respective successors and assigns.

     7.04 Rights of Third Parties. All provisions herein are imposed solely and exclusively for the benefit of the Lender and the Borrower, and no other Person shall have standing to require satisfaction of such provisions in accordance with their terms and any or all of such provisions may be freely waived in whole or in part by the Lender at any time if in its sole discretion it deems it advisable to do so.

     7.05 ENTIRE AGREEMENT. THIS THIRD AMENDMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF AND SUPERSEDES ANY PRIOR AGREEMENT, WHETHER WRITTEN OR ORAL, BETWEEN SUCH PARTIES REGARDING THE SUBJECT HEREOF. FURTHERMORE IN THIS REGARD, THIS THIRD AMENDMENT, THE AGREEMENT, THE NOTE, THE SECURITY INSTRUMENTS, AND THE OTHER WRITTEN DOCUMENTS REFERRED TO IN THE AGREEMENT OR EXECUTED IN CONNECTION WITH OR AS SECURITY FOR THE NOTE REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

     7.06 GOVERNING LAW. THIS THIRD AMENDMENT, THE AGREEMENT AND THE NOTE SHALL BE DEEMED TO BE CONTRACTS MADE UNDER AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS. THE PARTIES ACKNOWLEDGE AND AGREE THAT THIS AGREEMENT AND THE NOTE AND THE TRANSACTIONS CONTEMPLATED HEREBY BEAR A NORMAL, REASONABLE, AND SUBSTANTIAL RELATIONSHIP TO THE STATE OF TEXAS.

     7.07 JURISDICTION AND VENUE. ALL ACTIONS OR PROCEEDINGS WITH RESPECT TO, ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO, OR FROM THIS THIRD AMENDMENT, THE AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE LITIGATED IN COURTS HAVING SITUS IN HARRIS COUNTY, TEXAS. EACH OF THE BORROWER AND THE LENDER HEREBY SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE, OR FEDERAL COURT LOCATED IN HARRIS COUNTY, TEXAS, AND HEREBY WAIVES ANY RIGHTS IT MAY HAVE TO TRANSFER OR CHANGE THE JURISDICTION OR VENUE OF ANY

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LITIGATION BROUGHT AGAINST IT BY THE BORROWER OR THE LENDER IN ACCORDANCE WITH
THIS SECTION.

     IN WITNESS WHEREOF, this Third Amendment to Credit Agreement is executed effective the date first hereinabove written.

                           BORROWER

                           CONTANGO OIL & GAS COMPANY



                           By: /s/ WILLIAM H. GIBBONS
                               ------------------------------------
                                   William H. Gibbons
                                   Vice President and Treasurer

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                                  LENDER

                                  GUARANTY BANK, FSB



                                  By: /s/ MICHAEL ANSOLABEHERE
                                      -----------------------------
                                      Michael Ansolabehere
                                      Vice President

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                                   EXHIBIT III

                        [FORM OF COMPLIANCE CERTIFICATE]

                                 ________, 2002

Guaranty Bank, FSB
333 Clay Street, Suite 4430
Houston, Texas 77002
Attention: A.R. Gralla, Jr.

     Re: Credit Agreement dated as of June 29, 2001, by and between CONTANGO OIL & GAS COMPANY and GUARANTY BANK, FSB (as amended, restated, or supplemented from time to time, the "Credit Agreement")


Ladies and Gentlemen:

     Pursuant to applicable requirements of the Credit Agreement, the undersigned, as a Responsible Officer of the Borrower, hereby certifies to you the following information as true and correct as of the date hereof or for the period indicated, as the case may be:

     [1.   To the best of the knowledge of the undersigned, no Default or Event of Default exists as of the date hereof or has occurred since the date of our previous certification to you, if any.

     1. To the best of the knowledge of the undersigned, the following Defaults or Events of Default exist as of the date hereof or have occurred since the date of our previous certification to you, if any, and the actions set forth below are being taken to remedy such circumstances:]

     2. The compliance of the Borrower with the financial covenants of the Credit Agreement, as of the close of business on _________________ , is evidenced by the following:

     (a) Section 6.12: Current Ratio. Permit, as of the close of any fiscal quarter, the ratio of Current Assets to Current Liabilities to be less than
     1.25 to 1.00.

                                     Actual

     (b) Section 6.13: Debt Coverage Ratio. Permit, as of the close of any fiscal quarter, the ratio of (a) quarterly EBITDAX to (b) Debt Service to be less than 2.50 to 1.0.

                                     Actual

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     (c)   Section 6.14: Funded Debt Ratio. Permit, as of the close of any fiscal quarter, the ratio of (a) Total Funded Debt to (b) annualized quarterly EBITDAX to be more than 1.00 to 1.00.

                                     Actual

     (d) Section 6.16. General and Administrative Expenses. Permit, as of the close of any fiscal year, general and administrative expenses to exceed $3,300,000.

                                     Actual

     3. No Material Adverse Effect has occurred since the date of the Financial Statements dated as of ______________.

     Each capitalized term used but not defined herein shall have the meaning assigned to such term in the Credit Agreement.

                                          Very truly yours,

                                          CONTANGO OIL & GAS COMPANY

                                          By: __________________________________

                                          Printed Name: ________________________

                                          Title: _______________________________


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